Execution Version AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT This AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT, dated as of February 8, 2019 (this “Amendment”), is by and among TELIGENT, INC., a Delaware corporation (the “Borrower”), its Subsidiaries signatory hereto as guarantors or hereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement (as defined below), the lenders from time to time party hereto (each a “Lender” and, collectively, the “Lenders”), ARES CAPITAL CORPORATION, a Maryland corporation (“ARCC”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement (as defined below). WHEREAS, the Administrative Agent, Lenders, Borrower and other Credit Parties have entered into financing arrangements pursuant to which the Lenders (or Administrative Agent on behalf of the Lenders) have made and may make Loans and provide other financial accommodations to Borrower as set forth in (i) the Second Lien Credit Agreement, dated as of December 13, 2018 (as in effect prior to the effectiveness of this Amendment, the “Credit Agreement”, and as the same is amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Administrative Agent, Lenders, Borrower and other Credit Parties and (ii) the other Credit Documents, including, without limitation, this Amendment; and WHEREAS, the Borrower, the Administrative Agent, and the Lenders desire to amend certain provisions of the Credit Agreement, as provided more fully herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Amendments to the Credit Agreement. Subject to the conditions to effectiveness set forth in Section 3 hereof, and in reliance upon the representations and warranties made by the Credit Parties in Section 2 hereof, pursuant to Section 12.01 of the Credit Agreement and subject to the terms and conditions herein, the Credit Agreement is hereby amended as set forth below in this Section 1. 1.01. Section 1.01 of the Credit Agreement is hereby amended: (a) by inserting the following new definitions in their proper alphabetical order: “‘Consolidated Excess Cash Flow’ shall mean, for a specified period, the excess (if any), of: (a) Consolidated Adjusted EBITDA for such period, less (b) the sum for such period (without duplication and to the extent that the following amounts have not already been deducted in determining Consolidated Adjusted EBITDA for such period) of (i) Consolidated Interest Expense paid in cash, (ii) scheduled principal payments of the Term Loans or other Indebtedness of the Borrower and its Subsidiaries (in respect of Indebtedness permitted under Section 9.01 hereof) made during such period to the extent paid in cash (and not financed, other than with the proceeds of loans funded under the First Lien Credit Agreement), (iii) DB1/ 101382397.3

Taxes based on income paid in cash by the Borrower and its Subsidiaries, (iv) Consolidated Capital Expenditures made in cash during such period (and not financed, other than with the proceeds of loans funded under the First Lien Credit Agreement), (v) any costs, expenses and/or charges described in clause (b)(vii) or clause (b)(viii) of the definition of “Consolidated Adjusted EBITDA” to the extent paid in the cash during such period, (vi) the purchase price paid in cash for all Permitted Acquisitions to the extent paid in cash (and not financed, other than with the proceeds of loans funded under the First Lien Credit Agreement) and (vii) increases (or minus decreases) in Consolidated Working Capital for such period.” “‘Consolidated Working Capital” shall mean, as of any date of determination, the excess of (a) the sum of all amounts (other than Cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of the Loans and loans under the First Lien Credit Agreement to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income Taxes. 1.02. Section 5.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(f) Subject to Section 5.02(i), amounts to be applied in connection with prepayments and Commitment reductions made pursuant to this Section 5.02, other than under subsection (l) of this Section, shall be applied, first, to the prepayment of the Term Loans, together with any accrued and unpaid interest thereon, until such Term Loans are repaid in full and, second, to the prepayment of any other outstanding Obligations. Each prepayment of the Loans under this Section 5.02, other than under subsection (l) of this Section, shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid and the Prepayment Premium or Make-Whole Premium, as applicable. 1.03. Section 5.02(j) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(j) Notwithstanding the foregoing, each Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of any class of Term Loans required to be made pursuant to clauses (a), (b), (c), or (l) of this Section 5.02 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 1:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment (subject to extension by Administrative Agent in its sole discretion). Each Rejection Notice from a Lender shall specify the principal amount of the mandatory 2 DB1/ 101382397.3 prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of such Term Loans. Any Declined Proceeds may be retained by the Borrower. 1.04. Section 5.02 of the Credit Agreement is hereby amended by adding thereto the following new Section: “(l) On or prior to the earlier of (A) the fifth (5th) day after the delivery of annual financial statements for a fiscal year in accordance with Section 8.01(c) or (B) the ninety- fifth (95th) day of each year, in each case commencing with the fiscal year ending December 31, 2020, the Borrowers shall prepay the Loans in an amount equal to (x) fifty percent (50%) of Consolidated Excess Cash Flow (if any) for such fiscal year, to be applied as set forth in Section 5.02(f) less (y) all voluntary prepayments of Term Loans made during such fiscal year pursuant to Section 5.01, to be applied as set forth in Section 5.02(f).” Section 2. Representations and Warranties. Each Credit Party, jointly and severally, hereby represents and warrants to the Lenders and the Administrative Agent as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof: 2.01. No Default. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, no Default or Event of Default is continuing. 2.02. Representations and Warranties True and Correct. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and other Credit Documents is true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date). 2.03. Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and carry out the terms and provisions of this Amendment and the Amended Credit Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement. Each Credit Party has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitute the valid and binding agreements of such Credit Party enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law). 2.04. No Violation. The execution, delivery and performance by any Credit Party of this Amendment and the performance of the Amended Credit Agreement, and compliance with the terms and provisions thereof, will not (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or 3 DB1/ 101382397.3 provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Permitted Liens and Liens created under the Credit Documents) pursuant to (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contracts Obligation, in the case of either clause (ii)(A) or (ii)(B), to which any Credit Party is a party or by which it or any of its property or assets is bound, or (iii) violate any provision of the Organization Documents of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect. Section 3. Conditions. This Amendment shall become effective on the date upon which the Administrative Agent shall have received counterparts of this Amendment duly executed by each Credit Party and each other relevant party to this Amendment. Section 4. Miscellaneous. 4.01. Fees and Expenses. The Borrower agrees and acknowledges that all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, disbursements and other charges of one counsel), shall be paid by the Credit Parties to the Administrative Agent. 4.02. No Waiver or Modification. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any other Credit Document or constitute a course of conduct or dealing among the parties. The Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as expressly amended hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. 4.03. Credit Document. This Amendment shall constitute a Credit Document under and as defined in the Amended Credit Agreement. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. 4.04. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 4.05. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. 4 DB1/ 101382397.3

4.06. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment. 4.07. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement. 4.08. Integration. This Amendment, the Amended Credit Agreement, and the other Credit Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and thereof and are the final expression and agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof. This Amendment, the Amended Credit Agreement, and the other Credit Documents represent the agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof or thereof not expressly set forth or referred to herein or therein. 4.09. Reaffirmation. Each Credit Party as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Credit Document to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. [Remainder of the page intentionally left blank] 5 DB1/ 101382397.3